                                                               EXHIBIT (a)(1)(C)

                             LETTER OF TRANSMITTAL

                            TO TENDER COMMON SHARES

                                       OF

                        GULF INDONESIA RESOURCES LIMITED

             PURSUANT TO THE OFFER TO PURCHASE DATED JUNE 12, 2002

                                       OF

                        CONOCO CANADA RESOURCES LIMITED

                          A WHOLLY OWNED SUBSIDIARY OF

                                  CONOCO INC.

    THE OFFER EXPIRES AT 6:00 P.M., NEW YORK TIME, ON FRIDAY, JULY 19, 2002,
                         UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK
                            REORGANIZATION SERVICES

             By Mail:                        By Facsimile:              By Hand or Overnight Delivery:
          P.O. Box 11248                     (973) 247-4077                    One Wall Street
      Church Street Station           For confirmation telephone:                Third Floor
     New York, NY 10286-1248                 (973) 247-4075                   New York, NY 10286

--------------------------------------------------------------------------------------------------------------------------------
                                                 DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------------------------------------------------------
             NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                                  SHARES TENDERED
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))    (ATTACH AND SIGN ADDITIONAL LIST AS NECESSARY)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF SHARES
                                                                              CERTIFICATE     REPRESENTED BY   NUMBER OF SHARES
                                                                             NUMBER(S)(1)    CERTIFICATE(S)(1)    TENDERED(2)
                                                                           -----------------------------------------------------

                                                                            --------------------------------------------------
                                                                            --------------------------------------------------
                                                                            --------------------------------------------------
                                                                            --------------------------------------------------
                                                                            --------------------------------------------------
                                                                            --------------------------------------------------
                                                                            TOTAL SHARES
                                                                            TENDERED:
--------------------------------------------------------------------------------------------------------------------------------
  (1) Need not be completed by book-entry shareholders.
  (2) Unless otherwise indicated, all Shares represented by share certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
--------------------------------------------------------------------------------------------------------------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSIONS BY FACSIMILE TO A NUMBER OTHER THAN THAT SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

     YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND IF YOU ARE A U.S. SHAREHOLDER, YOU MUST ALSO COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED. THE DEPOSITARY, THE INFORMATION AGENT, THE DEALER MANAGERS OR YOUR BROKER OR OTHER FINANCIAL ADVISORS MAY ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL.

     This Letter of Transmittal is to be used by shareholders of Gulf Indonesia if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by The Bank of New York (the "Depositary") at the Book-Entry Transfer Facility (as defined under "THE OFFER -- Acceptance for Payment and Payment for Shares" in the Offer to Purchase (as defined below)) pursuant to the procedures under "THE OFFER -- Procedure for Tendering Shares" in the Offer to Purchase. Holders who deliver Shares by book-entry transfer are referred to herein as "book-entry shareholders" and other shareholders who deliver Shares are referred to herein as "certificate shareholders".

     Shareholders (i) whose certificates for Shares are not immediately available, (ii) who cannot comply with the procedure for book-entry transfer set forth under "THE OFFER -- Procedure for Tendering Shares" in the Offer to Purchase on a timely basis or (iii) who cannot deliver all other required documents to the Depositary prior to the Expiration Date (as defined under "THE OFFER -- Terms of the Offer; Expiration Date" in the Offer to Purchase) must tender their Shares pursuant to the guaranteed delivery procedures set forth under "THE OFFER -- Procedure for Tendering Shares" in the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF CERTIFICATE(S) HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 11.

     Number of Shares represented by lost, destroyed or stolen certificates:
     --------------------------------------.

[ ]  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution:

     ---------------------------------------------------------------------------

     Account Number:

     ---------------------------------------------------------------------------

     Transaction Code Number:

     ---------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Owner(s):

     ---------------------------------------------------------------------------

     Window Ticket Number (if any):

     ---------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:

     ---------------------------------------------------------------------------

     Name of Institution which Guaranteed Delivery:

     ---------------------------------------------------------------------------

     If delivery is by book-entry transfer, check box (and provide the following): [ ]

     Account Number:

     ---------------------------------------------------------------------------

     Transaction Code Number:

     ---------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                 PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS
                        LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Conoco Canada Resources Limited, a Nova Scotia corporation ("Conoco Canada") and a wholly owned subsidiary of Conoco Inc., a Delaware corporation ("Conoco"), the above described common shares, par value U.S.$0.01 per share (the "Shares"), of Gulf Indonesia Resources Limited, a New Brunswick corporation ("Gulf Indonesia"), at a purchase price of U.S.$13.25 per Share, net to the seller in cash, without interest thereon (the "Offer Price"), upon the terms and subject to the conditions set forth in Conoco Canada's Offer to Purchase dated June 12, 2002 (the "Offer to Purchase") and in this related Letter of Transmittal (which, together with any amendments or supplements hereto or thereto, collectively constitute the "Offer"). The undersigned understands that Conoco Canada reserves the right to transfer or assign, in whole or in part, from time to time, to one or more of its affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Conoco Canada of its obligations under the Offer and will in no way prejudice the rights of tendering shareholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer. Receipt of the Offer is hereby acknowledged.

     Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby, or upon the order of Conoco Canada, sells, assigns and transfers to Conoco Canada, all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date of the Offer to Purchase (collectively, "Distributions")) and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all Distributions), with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions) or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Conoco Canada upon receipt by the Depositary of the Offer Price,
(ii) present such Shares (and any and all Distributions) for transfer on the books of Gulf Indonesia and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

     By executing this Letter of Transmittal, the undersigned hereby irrevocably appoints each officer or director of Conoco Canada, and any other designee of Conoco Canada, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution and resubstitution to the full extent of such shareholder's rights with respect to the Shares tendered by such shareholder and any and all Distributions (i) to vote at any annual or special meeting of Gulf Indonesia's shareholders or any adjournment or postponement thereof or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, (ii) to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to and (iii) to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, all Shares (and any and all Distributions) tendered hereby and accepted for payment by Conoco Canada. All such powers of attorney and proxies will be considered coupled with an interest in the tendered Shares. This appointment will be effective if and when, and only to the extent that, Conoco Canada deposits payment for such Shares with the Depositary. This power of attorney and proxy are irrevocable and are granted in consideration for payment of such Shares in accordance with the terms of the Offer. Upon the effectiveness of such appointment, all prior powers of attorney, proxies and consents given by the undersigned at any time with respect to such Shares (and any and all Distributions) will be revoked, and no subsequent powers of attorney, proxies or consents may be given by the undersigned with respect thereto (and, if given, will not be deemed effective). Conoco Canada reserves the right to require that, in order for the Shares to be deemed validly tendered, immediately upon Conoco Canada's acceptance for payment of such Shares, Conoco Canada must be able to exercise full voting rights with respect to such Shares (and any and all Distributions).

     The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, (ii) the tender of such Shares and all Distributions complies with applicable laws and (iii) when the same are accepted for payment by Conoco Canada, Conoco Canada will acquire good, marketable unencumbered title thereto and to all Distributions, free and clear of all liens, restrictions, charges, encumbrances and choses in action and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Conoco Canada to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of Conoco Canada all Distributions in respect of the Shares tendered hereby, accompanied by the appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, Conoco Canada shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby or deduct from such purchase price the amount or value of such Distribution as determined by Conoco Canada in its sole discretion.

     The undersigned agrees that by virtue of the execution by the undersigned of an English language form of this Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal as well as all documents relating thereto, be drawn up exclusively in the English language. En signant une version anglaise de la presente lettre d'envoi, convient d'etre repute avoir demande que tous les contrats decoulant de l'offre acceptee au moyen de cette lettre d'envoi, et tous les documents s'y rapportant soient rediges exclusivement en anglais.

     All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. This tender is irrevocable, provided that the Shares tendered pursuant to the Offer may be withdrawn at any time prior to Conoco Canada's acceptance for payment of Shares validly tendered in the Offer. Such Shares may also be withdrawn if Conoco Canada has not deposited with the Depositary funds sufficient to pay for such Shares within three business days of such Shares having been accepted for payment. In addition, if Conoco Canada has not accepted tendered Shares for payment by August 11, 2002, such Shares may be withdrawn on or after August 11, 2002 until Conoco Canada accepts such Shares for payment.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described under "THE OFFER -- Procedure for Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Conoco Canada upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). Without limiting the foregoing, if the price to be paid in the Offer is amended in accordance with the terms of the Offer to Purchase, the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Conoco Canada may not be required to accept for payment any of the Shares tendered hereby.

     Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased and/or issue any certificates for any Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and/or return any certificates for any Shares not tendered or not accepted for payment to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered". In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and/or return any certificates evidencing Shares not tendered or not accepted for payment to the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions", please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Conoco Canada has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder(s) thereof if Conoco Canada does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     To be completed ONLY if the check for the purchase price of the Shares accepted for payment is to be issued in the name of someone other than the undersigned, if certificates for any Shares not tendered or not accepted for payment are to be issued in the name of someone other than the undersigned or if any Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

Issue check and/or stock certificates to:

Name:
      --------------------------------------------------------------------------
                                 (PLEASE PRINT)

-------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
         -----------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         (INCLUDE ZIP CODE/POSTAL CODE)

-------------------------------------------------------------------------------
                   (TAXPAYER IDENTIFICATION, SOCIAL SECURITY
                          OR SOCIAL INSURANCE NUMBER)

                  (U.S. Shareholders see Substitute Form W-9)

[ ] Credit Shares delivered by book-entry transfer and not purchased to the
    Book-Entry Transfer Facility account:
-------------------------------------------------------------------------------
                                (ACCOUNT NUMBER)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 7)

     To be completed ONLY if certificates for any Shares not tendered or not accepted for payment and/or the check for the purchase price of any Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered".

Mail check and/or stock certificates to:

Name:
      --------------------------------------------------------------------------
                                 (PLEASE PRINT)

-------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
         -----------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         (INCLUDE ZIP CODE/POSTAL CODE)

-------------------------------------------------------------------------------
                   (TAXPAYER IDENTIFICATION, SOCIAL SECURITY
                          OR SOCIAL INSURANCE NUMBER)

                  (U.S. Shareholders see Substitute Form W-9)

                                   IMPORTANT
                          SHAREHOLDER PLEASE SIGN HERE
        (IF A U.S. SHAREHOLDER, ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                           Signature(s) of Holder(s)

Dated:
--------------------------------------------------------------------------------
     (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s): -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Name of
Firm: --------------------------------------------------------------------

Capacity (full title): -------------------------------------------------------
                              (SEE INSTRUCTION 5)

Address: -----------------------------------------------------------------------
                         (INCLUDE ZIP CODE/POSTAL CODE)

Area Code and Telephone Number: -----------------------------------------------

Taxpayer Identification, Social Security or Social Insurance
Number: ----------------------------------------

                  (U.S. Shareholders See Substitute Form W-9)

Dated:
-------------------------------------------, 2002

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
                     FOR USE BY FINANCIAL INSTITUTIONS ONLY
                   PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature(s):--------------------------------------------------------

Name(s): -----------------------------------------------------------------------

Name of
Firm: -------------------------------------------------------------------
                                 (PLEASE PRINT)

Address: -----------------------------------------------------------------------
                         (INCLUDE ZIP CODE/POSTAL CODE)

 Area Code and Telephone Number: -----------------------------------------------

Dated:
-------------------------------------------, 2002

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (1) this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this section, includes any participant in the Book-Entry Transfer Facility's systems whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered holder(s) has not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (2) such Shares are tendered for the account of a financial institution (which includes most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program or by any other "Eligible Guarantor Institution", as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by shareholders of Gulf Indonesia either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of the Shares is to be made by book-entry transfer pursuant to the procedure set forth herein and under "THE OFFER -- Procedure for Tendering Shares" in the Offer to Purchase. For a shareholder validly to tender Shares pursuant to the Offer, (1) a properly completed and duly executed Letter of Transmittal (or a facsimile copy hereof) with any required signature guarantees, certificates for Shares to be tendered and any other required document must be received by the Depositary prior to the Expiration Date at its address set forth herein; (2) such Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and under "THE OFFER -- Procedure for Tendering Shares" in the Offer to Purchase (and the book-entry confirmation (as defined under "THE OFFER -- Acceptance for Payment and Payment for Shares" in the Offer to Purchase) must be received by the Depositary, including an Agent's Message if the tendering shareholder has not delivered this Letter of Transmittal), prior to the Expiration Date; or (3) the tendering shareholder must comply with the guaranteed delivery procedures set forth herein and under "THE OFFER -- Procedure for Tendering Shares" in the Offer to Purchase.

     Shareholders whose certificates for Shares are not immediately available, who cannot comply with the procedures for book-entry transfer on a timely basis or who cannot deliver all required documents to the Depositary prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth herein and under "THE OFFER -- Procedure for Tendering Shares" in the Offer to Purchase.

     Pursuant to such guaranteed delivery procedures, (1) such tender must be made by or through an Eligible Institution, (2) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Conoco Canada, must be received by the Depositary prior to the Expiration Date and (3) the certificates for all tendered Shares, in proper form for transfer (or a book-entry confirmation with respect to all such Shares), together with a properly completed and duly executed Letter of Transmittal (or a facsimile copy hereof), with any required signature guarantees (or, in the case-of a book-entry transfer, an Agent's Message in lieu of a Letter of Transmittal), and any other required documents must be received by the Depositary within three trading days after the Expiration Date. A "trading day" is any day on which the New York Stock Exchange is open for business.

     The term "Agent's Message" means a message transmitted electronically by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a book-entry confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares which are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Conoco Canada may enforce such agreement against the participant.

     THE METHOD OF DELIVERY OF THE SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT THE SHAREHOLDER USE PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All tendering shareholders, by executing this Letter of Transmittal (or a manually signed facsimile copy), waive any right to receive any notice of acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the number of Shares tendered and the certificate numbers with respect to such Shares should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer). If fewer than all the Shares evidenced by any certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". In any such case, new certificates for the remainder of the Shares that were evidenced by the old certificates will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date or the termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any stock certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Conoco Canada of the authority of such person to so act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment or certificates for any Shares not tendered or not accepted for payment are to be issued in the name of a person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, Conoco Canada will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or if certificates for any Shares not tendered or not accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to Conoco Canada of the payment of such taxes, or exemption therefrom, is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates evidencing the Shares tendered hereby.

     7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares accepted for payment is to be issued in the name of, and/or certificates for any Shares not accepted for payment or not tendered are to be issued in the name of, a person other than the signer of this Letter of Transmittal or if a check is to be sent, and/or such certificates are to be returned, to a person other than the signer of this Letter of Transmittal, or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Any shareholder(s) delivering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such shareholder(s) may designate in the box entitled "Special Payment Instructions". If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above as the account from which such Shares were delivered.

     8. Backup Withholding. Under U.S. Federal income tax law, a shareholder whose tendered Shares are accepted for payment is required, unless an exemption applies, to provide the Depositary (as payer) with such shareholder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below in order to avoid "backup withholding" of U.S. Federal income tax on payments of cash pursuant to the Offer. In addition, the shareholder must certify under penalties of perjury that such TIN is correct and that such shareholder is not subject to backup withholding. If a tendering shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box on the Substitute Form W-9. If such shareholder is an individual, the taxpayer identification number is such shareholder's social security number.

     The tendering shareholder should indicate in Part III of the Substitute Form W-9 if the tendering shareholder has not been issued a TIN and has applied for or intends to apply for a TIN in the near future, in which case the tendering shareholder should complete the Certificate of Awaiting Taxpayer Identification Number below. Notwithstanding that the shareholder has indicated in Part III that a TIN has been applied for and has completed the Certificate of Awaiting Taxpayer Identification Number, the Depositary will withhold 30% of all cash payments, if any, made pursuant to the Offer until a TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

     If the Depositary is not provided with the correct taxpayer identification number or the certifications described above, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments of cash to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 30%.

     Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of taxes, a refund can be obtained by filing an income tax return with the IRS.

     The shareholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

     Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Non-corporate non-U.S. shareholders should complete and sign the main signature form and a Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, signed under penalties of perjury, attesting to that shareholder's exempt status, in order to avoid backup withholding. A copy of Form W-8BEN may be obtained from the Information Agent. Exempt shareholders, other than non-U.S. shareholders, should furnish their TIN, write "Exempt" in

Part II of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more instructions.

     9. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or the Dealer Managers at their addresses and phone numbers set forth below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

     10. Waiver of Conditions. Subject to the Offer to Purchase and the terms of the Support Agreement (as described under "THE SUPPORT AGREEMENT" in the Offer to Purchase), Conoco Canada reserves the right in its sole discretion to waive, at any time or from time to time prior to the Expiration Date, any of the specified conditions of the Offer, in whole or in part.

     11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary by checking the appropriate box and indicating the number of Shares lost, destroyed or stolen. The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

     IMPORTANT: TO TENDER SHARES PURSUANT TO THE OFFER, THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, ANY AGENT'S MESSAGE IN LIEU OF A LETTER OF TRANSMITTAL, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDERS MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                IMPORTANT TAX INFORMATION FOR U.S. SHAREHOLDERS

     Purpose of Substitute Form W-9. All shareholders who are U.S. persons surrendering Shares pursuant to the Offer should complete and sign the main signature form and the Substitute Form W-9 to provide information and certification necessary to avoid backup withholding (unless an applicable exemption exists and is proved in a manner satisfactory to Conoco Canada and the Depositary). The shareholder is required to notify the Depositary of such shareholder's correct taxpayer identification number by completing the form contained herein certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a taxpayer identification number).

     What Number to Give the Depositary. The shareholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

      CERTIFICATE OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
               TO BE COMPLETED BY ALL TENDERING U.S. SHAREHOLDERS
                              (SEE INSTRUCTION 8)

                       PAYER'S NAME: THE BANK OF NEW YORK

------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE               PART I: Taxpayer Identification Number -- For
  FORM W-9                 all accounts, enter your Taxpayer                       Social Security Number
                           Identification Number in the box at right. (For
  DEPARTMENT OF THE        most individuals, this is your social security                    OR
  TREASURY INTERNAL        number. If you do not have a number, see
  REVENUE SERVICE          Obtaining a Number in the enclosed Guidelines    Other Taxpayer Identification Number
                           for Certification of Taxpayer Identification     -------------------------------------
  PAYER'S REQUEST FOR      Number (TIN) on Substitute Form W-9 (the        (If awaiting TIN, write "Applied For")
  TAXPAYER IDENTIFICATION  "Guidelines")). Certify by signing and dating
  NUMBER ("TIN") AND       below.
  CERTIFICATION
                           Note: If the account is in more than one name,
                           check in the enclosed Guidelines to determine
                           which number to give the payer.
                          ----------------------------------------------------------------------------------------
  PLEASE FILL IN YOUR      PART II: For Payees exempt from backup withholding, see the enclosed Guidelines for
  NAME AND ADDRESS BELOW.  Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.
                          ----------------------------------------------------------------------------------------

  -----------------------  PART III: Certification -- Under penalties of perjury, I certify that:
  NAME
-----------------------    (1) The number shown on this form is my correct Taxpayer Identification Number (or I am
  ADDRESS (NUMBER AND          waiting for a number to be issued to me);
  STREET)
-----------------------    (2) I am not subject to backup withholding because (a) I am exempt from backup
  CITY, STATE AND ZIP          withholding, or (b) I have not been notified by the Internal Revenue Service (the
  CODE                         "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and
                           (3) I am a U.S. Person (including a U.S. Resident Alien).
                           Certification Instructions -- You must cross out item (2) in Part III if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on you tax returns. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out Item (2). (Also see instructions in the enclosed Guidelines.)
------------------------------------------------------------------------------------------------------------------
 THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
 CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

  -----------------------------------------------------------------------   -------------------------------------
  SIGNATURE                                                                DATE
------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO SUCH U.S. SHAREHOLDERS. U.S. SHAREHOLDERS SHOULD REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. U.S. SHAREHOLDERS MUST COMPLETE THE FOLLOWING CERTIFICATION IF SUCH SHAREHOLDERS ARE AWAITING THEIR TIN.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 30% of all payments to be made to me thereafter will be withheld until I provide a number.

Signature:
------------------------------------------------------                     Date:
------------------------

     Questions and requests for assistance may be directed to the Information Agent and requests for additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and other tender offer materials may be directed to the Information Agent or the Dealer Managers at their telephone numbers and addresses set forth below and will be furnished promptly at Conoco Canada's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                                [INNISFREE LOGO]

                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
                 Banks and Brokers Call Collect: (212) 750-5833
                   All Others Call Toll-Free: (888) 750-5834

                     The Dealer Managers for the Offer are:

                                [JP MORGAN LOGO]
                           277 Park Avenue, 9th Floor
                               New York, NY 10172
                           Toll free: (866) 262-0777
                           Telephone: (212) 622-2624

                              [MERRILL LYNCH LOGO]
                              Bow Valley Square IV
                        Suite 1650, 250-6th Avenue S.W.
                                Calgary, Alberta
                                 Canada T2P 3H7
                           Telephone: (403) 231-7318